UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
Amendment No. 3
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 7, 2005
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Letter from Deloitte & Touche LLP, Dated July 12, 2006
Letter from Deloitte & Touche LLP, Dated August 1, 2006

EXPLANATORY NOTE
Delphi Corporation (“Delphi” or the “Company”) is filing this Form 8-K/A as Amendment No. 3 to its Current Report on Form 8-K (the “Form 8-K”) filed with the United States Securities and Exchange Commission (“SEC”) on December 13, 2005 solely for the purpose of filing Deloitte & Touche LLP’s (“Deloitte & Touche”) letter addressed to the SEC pursuant to Item 304 (a)(3) of Regulation S-K of the SEC. The entire content of the Form 8-K incorporating Deloitte & Touche’s letter is set forth below.
ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
On December 7, 2005, after reviewing proposals from four accounting firms, including Deloitte & Touche, the Company’s then current independent registered public accounting firm, the Audit Committee of the Board of Directors of Delphi selected Ernst & Young LLP (“Ernst & Young”) to serve as Delphi’s independent registered public accounting firm, effective January 1, 2006, for the fiscal year ended December 31, 2006. The Board of Directors concurred with the Audit Committee’s selection. Delphi’s application for an order authorizing the retention of Deloitte & Touche to serve as Delphi’s independent registered public accounting firm for the year ending December 31, 2005 was approved by the United States Bankruptcy Court for the Southern District of New York (the “Court”) on January 17, 2006. Delphi’s application for an order authorizing the retention of Ernst & Young to serve as Delphi’s independent registered public accounting firm for the year ending December 31, 2006 was approved by the Court on April 5, 2006.
The change was not the result of any disagreement between Delphi and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any decision by Deloitte & Touche to resign or refuse to stand for re-election. Rather, the Audit Committee’s selection of Ernst & Young to serve as Delphi’s independent registered public accounting firm for the fiscal year ended December 31, 2006 resulted in the dismissal of Deloitte & Touche upon Deloitte & Touche's completion of its audit engagement for the year ended December 31, 2005.
The independent auditors’ report of Deloitte & Touche on the Company’s financial statements for the year ended December 31, 2004 did not contain an adverse or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles; however, the report of Deloitte & Touche on the Company’s financial statements for the year ended December 31, 2004, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, included an explanatory paragraph concerning the restatement of the Company’s financial statements for the years ended December 31, 2003 and 2002. The independent auditors’ report of Deloitte & Touche on the Company’s financial statements for the year ended December 31, 2005 did not contain an adverse or disclaimer of opinion, nor was such report qualified or modified as to audit scope, or accounting principles; however, the report of Deloitte & Touche on the Company’s financial statements for the year ended December 31, 2005, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, included: (1) an explanatory paragraph concerning the restatement of the Company’s financial statements for the year ended December 31, 2004; (2) an explanatory paragraph concerning the financial statements not reflecting or providing for consequences of the bankruptcy proceedings involving Delphi and its affiliated debtors; and (3) an explanatory paragraph regarding the uncertainty of the Company’s ability to comply with the terms and conditions of the debtor-in-possession financing agreement; to obtain confirmation of a plan of reorganization under chapter 11 of the United States Bankruptcy Code; to reduce wage and benefit costs and liabilities through the bankruptcy process; to return to profitability; to generate sufficient cash flow from operations and; to obtain financing sources to meet the Company’s future obligations raise substantial doubt about its ability to continue as a going concern.
In connection with the audits of Delphi’s financial statements for each of the fiscal years ended December 31, 2005 and 2004 and for the subsequent interim period through July 12, 2006 (the date Deloitte & Touche terminated its client-auditor relationship, which was the day after Deloitte & Touche completed its audit engagement and Delphi filed its Annual Report on Form 10-K with the SEC) there were no disagreements between Delphi and Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the matter in their reports.
During the fiscal year ending December 31, 2004 there were two reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission, that were discussed with the Company’s Audit Committee. In performing the audit of Delphi’s financial statements for the year ended December 31, 2004, Deloitte & Touche advised Delphi that material weaknesses existed in Delphi’s internal control over financial reporting. The material weaknesses identified for the year ended December 31, 2004 were as follows:
•	Insufficient numbers of personnel having appropriate knowledge, experience and training in the application of GAAP at the divisional level, and insufficient personnel at the Company’s headquarters to provide effective oversight and review of financial transactions;

•	Ineffective or inadequate accounting policies to ensure the proper and consistent application of GAAP throughout the organization;

•	Ineffective or inadequate controls over the administration and related accounting for contracts; and

•	Ineffective “tone” within the organization related to the discouragement, prevention or detection of management override, as well as inadequate emphasis on thorough and proper analysis of accounts and financial transactions.
For further discussion of these material weaknesses refer to Item 9A of Delphi’s Form 10-K for the year ended December 31, 2004. Also, in September 2004, Deloitte & Touche advised Delphi’s Audit Committee that in view of the commencement of an internal investigation into the accounting for a number of prior year transactions, Deloitte & Touche would be required to extend the scope of its audit and that the completion of the investigation could materially affect Deloitte & Touche’s previously issued independent auditors’ reports on the Company’s financial statements. The results of the investigation and the restatement of the Company’s previously issued financial statements are also discussed in the Company’s Form 10-K for the year ended December 31, 2004.
During the fiscal year ending December 31, 2005 there was one reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission, that was discussed with the Company’s Audit Committee. In performing the audit of Delphi’s financial statements for the year ended December 31, 2005, Deloitte & Touche advised Delphi that material weaknesses existed in Delphi’s internal control over financial reporting. The material weaknesses identified for the year ended December 31, 2005 were as follows:
•	Delphi did not maintain a control environment that fully emphasized the establishment of or adherence to appropriate internal control for certain aspects of the Company’s operations. Principal contributing factors included (i) an insufficient number of or inappropriate depth of experience in the application of U.S. GAAP for its accounting and finance personnel, (ii) the inadequate establishment and maintenance of an effective anti-fraud program, (iii) inadequate documentation of authorization to make changes to payroll data and (iv) inadequate controls over records of employee and retiree demographic information used in determining retirement benefits liabilities.

•	Delphi did not perform a formalized, company-wide risk assessment to evaluate the implications of relevant risks on financial reporting.

•	Delphi failed to design and implement controls over the contract administration process to provide reasonable assurance that significant contracts are adequately analyzed to determine the accounting implications, or to capture, analyze, and record the accounting impact of amendments to existing contracts.

•	Controls over account reconciliations did not operate effectively. Specifically, controls over the preparation, review and monitoring of account reconciliations of balance sheet accounts to ensure that account balances were accurate and supported with appropriate underlying calculations and documentation in a timely manner.

•	Controls over journal entries did not operate effectively. Specifically, controls surrounding the preparation, independent review, and authorization of journal entries to ensure that entries were accurate and supported by appropriate underlying documentation.

•	Controls over inventory accounting did not operate effectively. Specifically, controls to determine that (i) consignment inventories (including buy/sell relationships) and pay-on consumption inventories were reconciled on a timely basis; (ii) adjustments to inventory costs or quantities related to annual physical inventories, cycle counts, and negative inventory are made in the appropriate period; (iii) the receipt of raw materials, finished goods returned by customers and finished goods received from production are recorded in the appropriate period; and (iv) the calculation of excess and obsolete inventory reserves are performed accurately and adjustments recorded on a timely basis.

•	Controls over fixed asset accounting did not operate effectively. Specifically, controls over (i) the proper classification and approval of capitalized maintenance; (ii) the proper and timely transfer of construction-work-in-progress tooling to the fixed assets ledger; (iii) the proper amortization of tooling assets pursuant to corporate guidelines; and (iv) the proper approval and timely recording of disposals and transfers related to fixed assets and special tools.

•	Controls over income tax accounting and disclosure did not operate effectively. Specifically, controls over the preparation and review of supporting calculations, analyses and disclosures related to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” that provide reasonable assurance that the account balances and disclosures were accurate and supported by appropriate underlying documentation.

•	Controls over temporary cash disbursements process accounting did not operate effectively. Specifically, controls over a temporary cash disbursements process implemented following the Company’s chapter 11 filing related to (i) unintended over-payments, and (ii) the timely accounting of those payments.
For further discussion on these material weaknesses refer to Item 9A of Delphi’s Form 10-K for the year ended December 31, 2005.
Delphi requested Deloitte & Touche to furnish Delphi with a letter addressed to the SEC stating whether Deloitte & Touche agrees with the above statements. A copy of Deloitte & Touche’s letter is included as Exhibit 16(b) to this Current Report on Form 8-K/A.
During the fiscal years ended December 31, 2004 and 2005, and for the subsequent interim period through July 12, 2006, neither Delphi nor anyone acting on its behalf consulted Ernst & Young regarding Delphi’s consolidated financial statements for the years ended December 31, 2004, and 2005 for (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Delphi’s consolidated financial statements or (2) any matter that was either the subject of a disagreement with Deloitte & Touche on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the matter in their report, or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission Delphi provided Ernst & Young with this Form 8-K prior to filing it with the SEC.
On July 12, 2006, Delphi received a letter from Deloitte & Touche confirming that the client-auditor relationship between Delphi and Deloitte & Touche had ceased. A copy of Deloitte & Touche’s letter is included as Exhibit 16 (a) hereto.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following exhibit is being filed as part of this report.

Exhibit
Number	Description
16 (a)	Letter from Deloitte & Touche LLP to Delphi Corporation dated July 12, 2006

16 (b)	Letter from Deloitte & Touche LLP to the SEC dated August 1, 2006
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: August 2, 2006
	By:	/s/ JOHN D. SHEEHAN
(John D. Sheehan,
Vice President and Chief Restructuring Officer, Chief Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

16(a)	Letter from Deloitte & Touche LLP to Delphi Corporation dated July 12, 2006

16(b)	Letter from Deloitte & Touche LLP to the SEC dated August 1, 2006